UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2022

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39341	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Stock Market LLC

Ordinary Shares, no par value per share	BRLI	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On June 17, 2022 Brilliant Acquisition Corporation (the “Company”) and EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s initial public offering (the “Representative”), agreed to terminate, pursuant to a termination agreement (the “Termination Agreement”), its previously disclosed Business Combination Marketing Agreement, dated June 23, 2020, by and between the Company and the Representative (the “Business Combination Marketing Agreement”).

Pursuant to the Business Combination Marketing Agreement, the Company engaged the Representative to act as an advisor in connection with the Company’s initial business combination. The Company had agreed to pay the Representative a cash fee for such services upon the consummation of the Company’s initial business combination in an amount equal to 3.5% of the gross proceeds of the Company’s initial public offering. Pursuant to the Termination Agreement, the Representative acknowledged that no amounts are due to it by the Company pursuant to the terms of the Business Combination Marketing Agreement, and the Company acknowledged that it has no claim against the Representative in connection with the termination of the Business Combination Marketing Agreement. In addition, the Representative agreed to return to the Company for cancelation the 100,000 ordinary shares of the Company held by the Representative that it received as representative shares in connection with the Company’s initial public offering.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1	Termination Agreement, dated June 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
Name: Dr. Peng Jiang
Title: Chief Executive Officer

Dated: June 17, 2022

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